UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02145

LORD ABBETT BOND-DEBENTURE FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Thomas R. Phillips, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2011

Item 1:	Report to Shareholders.

2011

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Bond Debenture Fund

For the fiscal year ended December 31, 2011

Lord Abbett Bond Debenture Fund

Annual Report

For the fiscal year ended December 31, 2011

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Bond Debenture Fund for the fiscal year ended December 31, 2011. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

For the fiscal year ended December 31, 2011, the Fund returned 3.88%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Barclays Capital U.S. Aggregate Bond Index,1 which returned 7.84% over the same period.

Slower global economic growth and European sovereign debt concerns led to a general flight to quality and aversion to credit risk during the 12-month period. As a result, Treasuries and municipal bonds were two of the best performing sectors of the bond market for the 12-month period. Despite strong credit fundamentals, the investment-grade and high-yield corporate bond markets underperformed Treasuries during the period.

Detracting from performance was the Fund’s overweight exposure to non-investment-grade credits. As investors looked for safety in Treasuries and higher rated investment grade bonds, lower rated bonds underperformed. The Fund continues to maintain an overweight position in high-yield (or “junk”) bonds, as we see good value in high-yield corporate bonds amidst strong credit fundamentals and low default rates compared to historical averages. Another detractor from Fund performance was the Fund’s little to no allocation to Treasuries. This detracted from performance as Treasuries outperformed investment-grade corporate bonds. The Fund’s overweight to convertibles also detracted from performance as the convertible market underperformed the high-yield corporate and investment-grade bond markets. On an absolute basis, among those sectors detracting the most from Fund performance were automakers, electric-generation and banking.

Contributing to absolute Fund performance was security selection within high yield corporate bonds. The Fund’s high-yield (or “junk”) bond allocation positively affected Fund performance as the environment for high-yield bonds remained favorable, characterized by improving credit metrics lower default rates and the continued appetite for yield. Among the industries contributing the most to absolute Fund performance were media-cable, gas distribution and energy — exploration and production.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2011. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Barclays Capital U.S. Aggregate Bond Index, the BofA Merrill Lynch High Yield Master II Constrained Index, and the 60% BofA Merrill Lynch High Yield Master II Constrained Index/20% Barclays Capital U.S. Aggregate Bond Index/20% BofA Merrill Lynch All Convertible Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended December 31, 2011

	1 Year	5 Years	10 Years	Life of Class
Class A3	-1.06%	4.91%	6.24%	–
Class B4	-0.56%	5.10%	6.20%	–
Class C5	3.22%	5.26%	6.07%	–
Class F6	4.12%	–	–	5.82%
Class I7	4.35%	6.30%	7.13%	–
Class P7	3.88%	5.83%	6.65%	–
Class R2[8]	3.62%	–	–	5.33%
Class R3[9]	3.73%	–	–	5.45%

1    Reflects the deduction of the maximum initial sales charge of 4.75%.

2    Performance of each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 4.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended December 31, 2011, is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Class F shares commenced operations on September 7, 2007 and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Performance is at net asset value.

8    Class R2 shares commenced operations on September 7, 2007 and performance for the Class began on September 28, 2007. Performance is at net asset value.

9    Class R3 shares commenced operations on September 7, 2007 and performance for the Class began on September 28, 2007. Performance is at net asset value.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 through December 31, 2011).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/11 – 12/31/11” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/11	12/31/11	7/1/11 - 12/31/11
Class A
Actual	$1,000.00	$988.30	$4.86
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.29	$4.94
Class B
Actual	$1,000.00	$985.30	$8.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.01	$8.24
Class C
Actual	$1,000.00	$985.20	$8.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.01	$8.24
Class F
Actual	$1,000.00	$989.50	$3.61
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.55	$3.67
Class I
Actual	$1,000.00	$991.10	$3.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.05	$3.16
Class P
Actual	$1,000.00	$988.00	$4.91
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.28	$4.99
Class R2
Actual	$1,000.00	$987.10	$6.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.03	$6.21
Class R3
Actual	$1,000.00	$987.60	$5.61
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.56	$5.70

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.97% for Class A, 1.62% for Classes B and C, 0.72% for Class F, 0.62% for Class I, 0.98% for Class P, 1.22% for Class R2 and 1.12% for Class R3) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2011

Sector*	%**	Sector*	%**
Agency	0.01%	Healthcare	8.08%
Automotive	3.86%	Insurance	1.82%
Banking	4.04%	Municipal	0.35%
Basic Industry	9.07%	Media	6.43%
Capital Goods	7.78%	Real Estate	1.31%
Chemicals	0.11%	Services	10.62%
Consumer Cyclical	5.12%	Technology & Electronics	6.87%
Consumer Non-Cyclical	2.73%	Telecommunications	8.54%
Energy	14.19%	Utility	1.93%
Financial Services	4.70%	Short-Term Investment	2.30%
Foreign Government	0.14%	Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

December 31, 2011

Investments	Shares (000)	Fair Value
LONG-TERM INVESTMENTS 96.27%

COMMON STOCKS 2.92%

Aerospace & Defense 0.06%
SAIC, Inc.*	400	$4,916,000

Agency/Government Related 0.00%
Fannie Mae*	818	164,620

Auto Parts & Equipment 0.33%
Cooper-Standard Holdings, Inc.*	753	25,505,809

Automakers 0.02%
General Motors Co.*	61	1,236,004

Banking 0.11%
Fifth Third Bancorp	200	2,544,000
Huntington Bancshares, Inc.	700	3,843,000
Regions Financial Corp.	600	2,580,000

Total		8,967,000

Chemicals 0.23%
LyondellBasell Industries NV Class A (Netherlands)(a)	353	11,452,725
Rockwood Holdings, Inc.*	135	5,314,950
TPC Group, Inc.*	35	821,496

Total		17,589,171

Diversified Capital Goods 0.32%
Emerson Electric Co.	350	16,306,500
Pall Corp.	150	8,572,500

Total		24,879,000

Energy: Exploration & Production 0.39%
Continental Resources, Inc.*	220	14,676,200
Whiting Petroleum Corp.*	336	15,707,636

Total		30,383,836

Food & Drug Retailers 0.04%
Ingles Markets, Inc. Class A	185	2,786,100

Food: Wholesale 0.15%
Archer Daniels Midland Co.	400	11,440,000

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Shares (000)	Fair Value
Integrated Energy 0.23%
ConocoPhillips	250	$18,217,500

Media: Cable 0.09%
Charter Communications, Inc. Class A*	120	6,832,800

Pharmaceuticals 0.40%
Gilead Sciences, Inc.*	150	6,139,500
Mylan, Inc.*	400	8,584,000
Pfizer, Inc.	300	6,492,000
Teva Pharmaceutical Industries Ltd. ADR	250	10,090,000

Total		31,305,500

Railroads 0.14%
Union Pacific Corp.	100	10,594,000

Software/Services 0.34%
Adobe Systems, Inc.*	220	6,219,400
Fortinet, Inc.*	200	4,362,000
Informatica Corp.*	300	11,079,000
Nuance Communications, Inc.*	200	5,032,000

Total		26,692,400

Telecommunications Equipment 0.07%
Aruba Networks, Inc.*	275	5,093,000
Comverse Technology, Inc.*	4	27,906

Total		5,120,906

Total Common Stocks (cost $209,797,363)		226,630,646

	Interest Rate	Maturity Date	Principal Amount (000)
CONVERTIBLE BONDS 5.80%

Auto Parts & Equipment 0.12%
Meritor, Inc. (Zero Coupon after 3/1/2016)~	4.625%	3/1/2026	$12,335	9,158,737

Automakers 0.18%
Ford Motor Co.	4.25%	11/15/2016	10,000	14,387,500

Beverages 0.15%
Central European Distribution Corp. (Poland)(a)	3.00%	3/15/2013	14,033	11,296,565

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Computer Hardware 0.43%
Intel Corp.	2.95%	12/15/2035	$10,000	$10,462,500
NetApp, Inc.	1.75%	6/1/2013	14,250	18,061,875
SanDisk Corp.	1.00%	5/15/2013	2,400	2,349,000
SanDisk Corp.	1.50%	8/15/2017	2,100	2,483,250

Total				33,356,625

Diversified Capital Goods 0.02%
Actuant Corp.	2.00%	11/15/2023	1,550	1,875,500

Electronics 0.04%
A123 Systems, Inc.	3.75%	4/15/2016	9,350	3,202,375

Gas Distribution 0.20%
Williams Cos., Inc. (The)	5.50%	6/1/2033	100	15,181,250

Health Services 0.20%
Human Genome Sciences, Inc.	3.00%	11/15/2018	10,675	9,580,812
Incyte Corp.	4.75%	10/1/2015	3,000	5,640,000

Total				15,220,812

Hotels 0.10%
Host Hotels & Resorts LP†	2.50%	10/15/2029	6,000	7,462,500

Integrated Energy 0.14%
SunPower Corp.	4.75%	4/15/2014	8,000	7,010,000
Suntech Power Holdings Co., Ltd. (China)(a)	3.00%	3/15/2013	9,950	4,203,875

Total				11,213,875

Machinery 0.09%
Altra Holdings, Inc.†	2.75%	3/1/2031	7,450	7,058,875

Media: Diversified 0.31%
Liberty Media LLC (convertible into Viacom, Inc., Class B and CBS Corp.)	3.25%	3/15/2031	30,000	24,112,500

Media: Services 0.19%
Interpublic Group of Cos., Inc. (The)	4.25%	3/15/2023	7,600	7,723,500
Omnicom Group, Inc.	Zero Coupon	7/1/2038	7,000	7,420,000

Total				15,143,500

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Medical Products 0.29%
Life Technologies Corp.	1.50%	2/15/2024	$10,000	$10,050,000
Medtronic, Inc.	1.625%	4/15/2013	5,000	5,062,500
NuVasive, Inc.	2.75%	7/1/2017	10,000	7,337,500

Total				22,450,000

Metals/Mining (Excluding Steel) 0.53%
Alpha Appalachia Holdings, Inc.	3.25%	8/1/2015	2,225	2,066,469
Molycorp, Inc.†	3.25%	6/15/2016	5,000	4,275,000
Newmont Mining Corp.	1.25%	7/15/2014	20,000	27,900,000
Newmont Mining Corp.	3.00%	2/15/2012	5,000	6,593,750

Total				40,835,219

Monoline Insurance 0.06%
Radian Group, Inc.	3.00%	11/15/2017	10,800	4,711,500

Oil Field Equipment & Services 0.12%
Exterran Energy Corp.	4.75%	1/15/2014	10,000	9,200,000

Packaging 0.22%
Owens-Brockway Glass Container, Inc.†	3.00%	6/1/2015	18,000	16,830,000

Pharmaceuticals 0.49%
Gilead Sciences, Inc.	0.625%	5/1/2013	22,000	25,547,500
Vertex Pharmaceuticals, Inc.	3.35%	10/1/2015	12,000	12,645,000

Total				38,192,500

Software/Services 1.27%
Alliance Data Systems Corp.	1.75%	8/1/2013	5,975	8,223,094
Concur Technologies, Inc.†	2.50%	4/15/2015	7,500	9,009,375
Digital River, Inc.†	2.00%	11/1/2030	945	778,444
Digital River, Inc.	2.00%	11/1/2030	14,600	12,026,750
EMC Corp.	1.75%	12/1/2013	24,300	34,992,000
Nuance Communications, Inc.†	2.75%	11/1/2031	5,150	5,555,562
Nuance Communications, Inc.	2.75%	8/15/2027	1,525	2,207,438
Symantec Corp.	1.00%	6/15/2013	20,775	23,242,031
Xilinx, Inc.	2.625%	6/15/2017	1,700	2,167,500

Total				98,202,194

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Telecommunications: Wireless 0.65%
SBA Communications Corp.	4.00%	10/1/2014	$33,000	$50,325,000

Total Convertible Bonds (cost $457,815,971)				449,417,027

			Shares (000)
CONVERTIBLE PREFERRED STOCKS 2.47%

Auto Parts & Equipment 0.04%
Cooper-Standard Holdings, Inc. PIK	7.00%		22	3,481,004

Automakers 0.11%
General Motors Co.	4.75%		253	8,651,550

Banking 0.93%
Bank of America Corp.	7.25%		36	28,021,991
Citigroup, Inc.	7.50%		335	27,218,750
Wells Fargo & Co.	7.50%		16	17,042,288

Total				72,283,029

Electric: Integrated 0.07%
PPL Corp.	8.75%		93	5,144,850

Energy: Exploration & Production 0.47%
Apache Corp.	6.00%		661	35,873,652
Whiting Petroleum Corp.	6.25%		2	433,278

Total				36,306,930

Food: Wholesale 0.21%
Bunge Ltd.	4.875%		180	16,650,000

Investments & Miscellaneous Financial Services 0.26%
AMG Capital Trust I	5.10%		450	19,968,750

Life Insurance 0.32%
MetLife, Inc.	5.00%		400	24,648,000

Multi-Line Insurance 0.06%
Hartford Financial Services Group, Inc. (The)	7.25%		250	4,695,000

Total Convertible Preferred Stocks (cost $201,829,791)				191,829,113

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
FLOATING RATE LOANS(b) 2.99%

Aerospace 0.13%
DigitalGlobe, Inc. Term Loan B	5.75%	10/12/2018	$10,000	$9,850,000

Auto Parts & Equipment 0.05%
Tomkins LLC New Term Loan B	4.25%	9/29/2016	3,739	3,733,391

Chemicals 0.11%
Momentive Performance Materials, Inc. Extended Term Loan B	3.813%	5/5/2015	8,953	8,577,978

Department Stores 0.25%
Lord & Taylor Ltd. Term Loan	5.75%	12/21/2018	9,350	9,326,625
Neiman-Marcus Group, Inc. (The) Term Loan	4.75%	5/16/2018	10,000	9,672,920

Total				18,999,545

Electric: Generation 0.17%
Texas Competitive Electric Holdings Co. LLC Extended Term Loan	4.776%	10/10/2017	21,124	13,449,219

Electronics 0.11%
Freescale Semiconductor, Inc. Extended Term Loan B	4.52%	12/1/2016	8,971	8,656,689

Gaming 0.36%
Caesar’s Entertainment Operating Co. Term Loan B1	3.418%	1/28/2015	10,000	8,711,110
Harrah’s Property Co. Senior Note	3.28%	2/13/2013	10,000	7,262,500
MGM Mirage Class C Term Loan	7.00%	2/21/2014	12,000	11,786,256

Total				27,759,866

Health Facilities 0.31%
Community Health Systems, Inc. Non Extended Delayed Draw	2.546%	7/25/2014	437	425,300
Community Health Systems, Inc. Non Extended Funded Term Loan	2.546% - 2.7736%	7/25/2014	8,528	8,294,780
Drumm Investors LLC Term Loan	5.00%	5/4/2018	9,949	8,700,231
HCA, Inc. Extended Term Loan B2	3.829%	3/31/2017	7,057	6,713,223

Total				24,133,534

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Insurance Brokerage 0.10%
USI Holdings Corp. Incremental Term Loan	7.00%	5/5/2014	$7,820	$7,800,450

Investments & Miscellaneous Financial Services 0.49%
Nuveen Investments, Inc. 1st Lien Term Loan	3.425% - 3.579%	11/13/2014	11,509	11,002,278
Nuveen Investments, Inc. 2nd Lien Term Loan	12.50%	7/31/2015	13,800	14,323,254
Nuveen Investments, Inc. Extended Term Loan	5.925% - 6.079%	5/12/2017	13,447	12,963,981

Total				38,289,513

Media: Broadcast 0.31%
Clear Channel Communication Term Loan B	3.946%	1/28/2016	9,640	7,152,528
Univision Communications, Inc. Extended Term Loan	4.546%	3/31/2017	10,162	9,098,232
Univision Communications, Inc. Initial Term Loan	2.296%	9/29/2014	8,074	7,729,498

Total				23,980,258

Media: Services 0.11%
DG FastChannel, Inc. Term Loan B	5.75%	7/26/2018	8,955	8,820,720

Restaurants 0.07%
Dunkin’ Brands, Inc. New Term Loan B2	4.00%	11/23/2017	3,948	3,894,971
NPC International, Inc. New Term Loan B	6.75%	12/28/2018	1,400	1,400,000

Total				5,294,971

Software/Services 0.31%
Nuance Communications, Inc. Term Loan C	3.26%	3/31/2016	9,847	9,803,868
SRA International, Inc. Term Loan B	6.50%	7/20/2018	9,657	9,093,813
Syniverse Technologies, Inc. Term Loan B	5.25%	12/21/2017	4,950	4,956,188

Total				23,853,869

Specialty Retail 0.11%
Michaels Stores, Inc. Term Loan B1	2.625% - 2.875%	10/31/2013	3,722	3,667,543
Michaels Stores, Inc. Term Loan B2	4.938% - 5.125%	7/31/2016	5,009	4,929,085

Total				8,596,628

Total Floating Rate Loans (cost $239,170,441)				231,796,631

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
FOREIGN BONDS(c) 0.43%

Netherlands 0.23%
Goodyear Dunlop Tires Europe BV†	6.75%	4/15/2019	EUR	5,200	$6,258,995
Refresco Group BV†	7.375%	5/15/2018	EUR	2,000	2,459,076
Ziggo Bond Co. BV†	8.00%	5/15/2018	EUR	6,750	8,867,233

Total					17,585,304

United Kingdom 0.20%
R&R Ice Cream plc†	8.375%	11/15/2017	EUR	10,400	11,912,281
Aston Martin Capital Ltd.†	9.25%	7/15/2018	GBP	3,650	3,571,123

Total					15,483,404

Total Foreign Bonds (cost $38,862,510)					33,068,708

FOREIGN GOVERNMENT OBLIGATION(c) 0.13%

Canada
Government of Canada (cost $10,696,728)	2.75%	9/1/2016	CAD	10,000	10,470,675

HIGH YIELD CORPORATE BONDS 80.35%

Aerospace/Defense 1.32%
Alliant Techsystems, Inc.	6.875%	9/15/2020		$3,500	3,587,500
Esterline Technologies Corp.	6.625%	3/1/2017		8,000	8,320,000
Esterline Technologies Corp.	7.00%	8/1/2020		9,100	9,646,000
Huntington Ingalls Industries, Inc.†	7.125%	3/15/2021		15,000	14,775,000
Mantech International Corp.	7.25%	4/15/2018		15,000	15,356,250
Moog, Inc.	6.25%	1/15/2015		10,750	10,911,250
Spirit Aerosystems, Inc.	6.75%	12/15/2020		19,000	19,950,000
Spirit Aerosystems, Inc.	7.50%	10/1/2017		7,575	8,256,750
Triumph Group, Inc.	8.00%	11/15/2017		10,440	11,170,800

Total					101,973,550

Airlines 0.54%
Delta Air Lines, Inc.	4.95%	5/23/2019		3,527	3,570,992
Delta Air Lines, Inc.†	9.50%	9/15/2014		3,492	3,614,220
United Airlines, Inc.	6.636%	7/2/2022		7,487	7,486,822
United Airlines, Inc.†	9.875%	8/1/2013		16,650	17,107,875
United Airlines, Inc.†	12.00%	11/1/2013		9,600	10,056,000

Total					41,835,909

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Apparel/Textiles 0.48%
Hanesbrands, Inc.	6.375%	12/15/2020	$10,000	$10,200,000
Levi Strauss & Co.	7.625%	5/15/2020	8,675	8,902,719
Levi Strauss & Co.	8.875%	4/1/2016	10,275	10,737,375
Perry Ellis International, Inc.	7.875%	4/1/2019	7,650	7,497,000

Total				37,337,094

Auto Loans 0.24%
Ford Motor Credit Co. LLC	5.875%	8/2/2021	7,300	7,622,054
Ford Motor Credit Co. LLC	8.00%	6/1/2014	10,000	10,890,670

Total				18,512,724

Auto Parts & Equipment 1.86%
Cooper-Standard Automotive, Inc.	8.50%	5/1/2018	15,000	15,768,750
Dana Holding Corp.	6.50%	2/15/2019	10,000	10,150,000
Dana Holding Corp.	6.75%	2/15/2021	10,000	10,300,000
Exide Technologies	8.625%	2/1/2018	6,250	4,843,750
Goodyear Tire & Rubber Co. (The)	10.50%	5/15/2016	9,750	10,798,125
International Automotive Components Group SL (Spain)†(a)	9.125%	6/1/2018	9,000	8,100,000
Stanadyne Corp.	10.00%	8/15/2014	10,000	8,550,000
Stanadyne Holdings, Inc.	12.00%	2/15/2015	18,750	17,554,688
Stoneridge, Inc.†	9.50%	10/15/2017	7,250	7,467,500
Tenneco, Inc.	6.875%	12/15/2020	7,500	7,725,000
Tomkins LLC/Tomkins, Inc.	9.00%	10/1/2018	4,815	5,362,706
TRW Automotive, Inc.†	7.25%	3/15/2017	20,000	21,500,000
TRW Automotive, Inc.†	8.875%	12/1/2017	10,000	10,900,000
UCI International, Inc.	8.625%	2/15/2019	5,000	4,875,000

Total				143,895,519

Automakers 0.70%
Chrysler Group LLC/CG Co-Issuer, Inc.†	8.25%	6/15/2021	16,000	14,640,000
Ford Motor Co.	7.45%	7/16/2031	15,000	18,075,000
General Motors Co.(d)	–	–	15,000	225,000
Navistar International Corp.	8.25%	11/1/2021	14,500	15,496,875
Oshkosh Corp.	8.50%	3/1/2020	6,000	6,210,000

Total				54,646,875

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Banking 2.81%
Ally Financial, Inc.	7.50%		9/15/2020		$14,000	$14,192,500
Ally Financial, Inc.	8.30%		2/12/2015		28,000	29,610,000
Bank of America Corp.	5.42%		3/15/2017		5,000	4,516,005
Bank of America Corp.	8.00%		–	(e)	15,000	13,447,080
Capital One Capital VI	8.875%		5/15/2040		20,000	20,857,820
Discover Bank	8.70%		11/18/2019		11,200	12,788,664
Fifth Third Capital Trust IV	6.50%		4/15/2037		16,250	16,006,250
Goldman Sachs Group, Inc. (The)	5.25%		7/27/2021		4,000	3,909,392
Huntington Bancshares, Inc.	7.00%		12/15/2020		5,050	5,733,028
JPMorgan Chase & Co.	7.90%		–	(e)	7,275	7,771,751
Macquarie Group Ltd. (Australia)†(a)	6.25%		1/14/2021		10,750	10,287,320
Regions Bank	6.45%		6/26/2037		6,650	5,569,375
Regions Bank	7.50%		5/15/2018		7,987	7,987,000
Regions Financial Corp.	7.75%		11/10/2014		6,025	6,115,375
Regions Financing Trust II	6.625%		5/15/2047		10,000	8,300,000
SVB Financial Group	5.375%		9/15/2020		9,350	9,595,447
Wachovia Capital Trust III	5.57%	#	–	(e)	15,000	12,618,750
Washington Mutual Bank(f)	6.875%		6/15/2011		22,500	58,500
Zions Bancorporation	7.75%		9/23/2014		27,000	28,645,353

Total						218,009,610

Beverages 0.10%
CEDC Finance Corp. International, Inc.†	9.125%		12/1/2016		11,300	8,051,250

Brokerage 0.63%
Cantor Fitzgerald LP†	7.875%		10/15/2019		12,655	12,379,007
Lazard Group LLC	7.125%		5/15/2015		12,500	13,432,375
Raymond James Financial, Inc.	8.60%		8/15/2019		20,000	23,274,460

Total						49,085,842

Building & Construction 0.74%
KB Home	9.10%		9/15/2017		18,000	17,235,000
Lennar Corp.	12.25%		6/1/2017		15,000	17,925,000
Odebrecht Finance Ltd.†	6.00%		4/5/2023		6,000	6,045,000
Ryland Group, Inc.	8.40%		5/15/2017		7,500	7,846,875
Toll Brothers Finance Corp.	8.91%		10/15/2017		7,500	8,653,305

Total						57,705,180

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Building Materials 0.39%
Masco Corp.	7.125%	3/15/2020	$12,000	$12,129,312
Owens Corning, Inc.	9.00%	6/15/2019	15,000	17,920,860

Total				30,050,172

Chemicals 2.31%
Airgas, Inc.	7.125%	10/1/2018	10,500	11,245,143
Celanese US Holdings LLC	6.625%	10/15/2018	7,365	7,862,137
Chemtura Corp.	7.875%	9/1/2018	12,020	12,440,700
Dow Chemical Co. (The)	8.55%	5/15/2019	10,000	13,102,120
Huntsman International LLC	8.625%	3/15/2020	25,500	27,157,500
INEOS Finance plc (United Kingdom)†(a)	9.00%	5/15/2015	4,350	4,437,000
INEOS Group Holdings Ltd. (United Kingdom)†(a)	8.50%	2/15/2016	23,000	18,400,000
Lyondell Chemical Co.	8.00%	11/1/2017	5,431	5,960,523
LyondellBasell Industries NV (Netherlands)†(a)	6.00%	11/15/2021	5,250	5,473,125
Momentive Performance Materials, Inc.	9.00%	1/15/2021	14,000	10,710,000
Nalco Co.†	6.625%	1/15/2019	8,190	9,479,925
Nalco Co.	8.25%	5/15/2017	9,750	11,066,250
Phibro Animal Health Corp.†	9.25%	7/1/2018	13,250	11,560,625
Polymer Group, Inc.†	7.75%	2/1/2019	10,925	11,362,000
Rockwood Specialties Group, Inc.	7.50%	11/15/2014	18,250	18,569,375

Total				178,826,423

Computer Hardware 0.49%
Brocade Communications Systems, Inc.	6.625%	1/15/2018	15,885	16,599,825
Brocade Communications Systems, Inc.	6.875%	1/15/2020	12,500	13,375,000
Seagate HDD Cayman	6.875%	5/1/2020	8,000	8,260,000

Total				38,234,825

Consumer/Commercial/Lease Financing 1.57%
CIT Group, Inc.†	7.00%	5/2/2016	31,000	31,038,750
CIT Group, Inc.†	7.00%	5/2/2017	10,000	10,000,000
International Lease Finance Corp.	6.25%	5/15/2019	5,400	4,995,621
International Lease Finance Corp.	8.25%	12/15/2020	6,100	6,176,250
International Lease Finance Corp.	8.75%	3/15/2017	34,000	35,105,000
Provident Funding Associates LP/PFG Finance Corp.†	10.25%	4/15/2017	15,800	14,812,500
SLM Corp.	6.25%	1/25/2016	9,200	8,954,673
Springleaf Finance Corp.	6.90%	12/15/2017	14,600	10,585,000

Total				121,667,794

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Consumer Products 0.41%
Armored AutoGroup, Inc.†	9.25%	11/1/2018	$12,675	$9,854,813
Elizabeth Arden, Inc.	7.375%	3/15/2021	21,000	21,945,000

Total				31,799,813

Department Stores 0.41%
J.C. Penney Corp., Inc.	7.125%	11/15/2023	5,025	5,050,125
Macy’s Retail Holdings, Inc.	6.375%	3/15/2037	12,900	15,036,214
Macy’s Retail Holdings, Inc.	8.125%	7/15/2015	10,000	11,554,630

Total				31,640,969

Diversified Capital Goods 2.38%
Actuant Corp.	6.875%	6/15/2017	23,000	23,805,000
Amsted Industries, Inc.†	8.125%	3/15/2018	15,000	15,975,000
Belden, Inc.	7.00%	3/15/2017	17,500	17,565,625
Belden, Inc.	9.25%	6/15/2019	12,000	12,870,000
Griffon Corp.	7.125%	4/1/2018	6,200	6,169,000
Mueller Water Products, Inc.	7.375%	6/1/2017	23,500	21,502,500
Park-Ohio Industries, Inc.	8.125%	4/1/2021	11,400	11,286,000
RBS Global, Inc./Rexnord LLC	8.50%	5/1/2018	30,000	31,950,000
SPX Corp.	6.875%	9/1/2017	21,000	22,785,000
Valmont Industries, Inc.	6.625%	4/20/2020	17,500	20,288,170

Total				184,196,295

Electric: Generation 0.76%
DPL, Inc.†	7.25%	10/15/2021	12,325	13,341,812
Dynegy Holdings, Inc.(f)(g)	7.75%	6/1/2019	10,000	6,600,000
Edison Mission Energy	7.00%	5/15/2017	17,000	11,135,000
Mirant Americas Generation LLC	9.125%	5/1/2031	20,000	18,200,000
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc.	10.25%	11/1/2015	7,975	2,871,000
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc.†	11.50%	10/1/2020	7,500	6,403,125

Total				58,550,937

Electric: Integrated 0.91%
AES Corp. (The)†	7.375%	7/1/2021	8,280	8,963,100
AES Corp. (The)	8.00%	10/15/2017	27,500	30,387,500
Black Hills Corp.	5.875%	7/15/2020	8,000	9,232,488
Duquesne Light Holdings, Inc.†	6.40%	9/15/2020	20,500	21,835,595

Total				70,418,683

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electronics 1.36%
Advanced Micro Devices, Inc.	7.75%	8/1/2020	$16,000	$16,520,000
Advanced Micro Devices, Inc.	8.125%	12/15/2017	9,225	9,617,063
CPI International, Inc.	8.00%	2/15/2018	15,500	12,981,250
Freescale Semiconductor, Inc.†	9.25%	4/15/2018	8,800	9,449,000
Freescale Semiconductor, Inc.†	10.125%	3/15/2018	8,134	8,906,730
Freescale Semiconductor, Inc.	10.75%	8/1/2020	13,408	14,044,880
KLA-Tencor Corp.	6.90%	5/1/2018	10,850	12,528,028
NXP BV LLC (Netherlands)†(a)	9.75%	8/1/2018	12,500	13,687,500
Sensata Technologies BV (Netherlands)†(a)	6.50%	5/15/2019	7,550	7,493,375

Total				105,227,826

Energy: Exploration & Production 6.83%
Antero Resources Finance Corp.†	7.25%	8/1/2019	10,000	10,300,000
Berry Petroleum Co.	6.75%	11/1/2020	21,000	21,315,000
BreitBurn Energy Partners LP/BreitBurn Finance Corp.	8.625%	10/15/2020	3,400	3,574,250
Chaparral Energy, Inc.	8.25%	9/1/2021	20,000	20,350,000
Chesapeake Energy Corp.	6.625%	8/15/2020	10,146	10,932,315
Cimarex Energy Co.	7.125%	5/1/2017	25,000	26,187,500
Concho Resources, Inc.	7.00%	1/15/2021	10,700	11,542,625
Concho Resources, Inc.	8.625%	10/1/2017	5,650	6,200,875
Continental Resources, Inc.	7.375%	10/1/2020	7,200	7,884,000
Continental Resources, Inc.	8.25%	10/1/2019	29,750	32,873,750
Energy XXI Gulf Coast, Inc.	7.75%	6/15/2019	10,000	10,250,000
Forest Oil Corp.	7.25%	6/15/2019	35,000	35,875,000
Forest Oil Corp.	8.50%	2/15/2014	9,825	10,758,375
Kerr-McGee Corp.	6.95%	7/1/2024	12,900	15,418,493
Kodiak Oil & Gas Corp.†	8.125%	12/1/2019	14,000	14,525,000
LINN Energy LLC/LINN Energy Finance Corp.	7.75%	2/1/2021	18,500	19,332,500
MEG Energy Corp. (Canada)†(a)	6.50%	3/15/2021	15,750	16,183,125
Nabors Industries, Inc.†	4.625%	9/15/2021	10,000	10,176,800
Nabors Industries, Inc.	6.15%	2/15/2018	10,000	11,185,270
Newfield Exploration Co.	7.125%	5/15/2018	16,500	17,696,250
Oasis Petroleum, Inc.	6.50%	11/1/2021	7,500	7,481,250
Oasis Petroleum, Inc.	7.25%	2/1/2019	20,000	20,800,000
OGX Petroleo e Gas Participacoes SA (Brazil)†(a)	8.50%	6/1/2018	41,750	41,332,500
Pan American Energy LLC (Argentina)†(a)	7.875%	5/7/2021	13,175	13,372,625
Penn Virginia Corp.	7.25%	4/15/2019	9,750	9,116,250

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Energy: Exploration & Production (continued)
QEP Resources, Inc.	6.80%	3/1/2020	$10,000	$10,750,000
QEP Resources, Inc.	6.875%	3/1/2021	10,700	11,582,750
Quicksilver Resources, Inc.	7.125%	4/1/2016	10,000	10,000,000
Quicksilver Resources, Inc.	8.25%	8/1/2015	15,000	15,600,000
Range Resources Corp.	7.25%	5/1/2018	8,000	8,600,000
Range Resources Corp.	8.00%	5/15/2019	10,000	11,200,000
SandRidge Energy, Inc.	7.50%	3/15/2021	8,250	8,229,375
SM Energy Co.†	6.50%	11/15/2021	10,000	10,350,000
SM Energy Co.†	6.625%	2/15/2019	14,000	14,630,000
Transocean, Inc.	6.375%	12/15/2021	5,600	5,963,165
Unit Corp.	6.625%	5/15/2021	3,105	3,120,525
W&T Offshore, Inc.†	8.50%	6/15/2019	10,275	10,686,000
Whiting Petroleum Corp.	6.50%	10/1/2018	4,200	4,410,000

Total				529,785,568

Environmental 0.28%
Clean Harbors, Inc.	7.625%	8/15/2016	15,750	16,813,125
WCA Waste Corp.†	7.50%	6/15/2019	5,000	5,075,000

Total				21,888,125

Food & Drug Retailers 0.90%
Ingles Markets, Inc.	8.875%	5/15/2017	25,850	28,111,875
Rite Aid Corp.	9.375%	12/15/2015	9,750	9,457,500
Rite Aid Corp.	10.25%	10/15/2019	12,000	13,290,000
Stater Bros Holdings, Inc.	7.375%	11/15/2018	8,500	9,010,000
SUPERVALU, INC.	7.50%	11/15/2014	10,000	10,225,000

Total				70,094,375

Food: Wholesale 1.48%
Del Monte Corp.	7.625%	2/15/2019	15,000	14,475,000
Bumble Bee Acquisition Corp.†	9.00%	12/15/2017	3,612	3,684,240
Bumble Bee Holdco SCA PIK (Luxembourg)†(a)	9.625%	3/15/2018	5,725	5,123,875
Bunge NA Finance LP	5.90%	4/1/2017	9,050	9,894,130
Corn Products International, Inc.	4.625%	11/1/2020	10,000	10,653,330
Dole Food Co., Inc.	8.75%	7/15/2013	30,000	31,875,000
Dole Food Co., Inc.	13.875%	3/15/2014	5,395	6,258,200
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.	8.25%	9/1/2017	5,250	5,486,250

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Food: Wholesale (continued)
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.	9.25%	4/1/2015	$8,250	$8,507,813
Viterra, Inc. (Canada)†(a)	5.95%	8/1/2020	18,250	18,681,831

Total				114,639,669

Forestry/Paper 1.01%
Cascades, Inc. (Canada)(a)	7.75%	12/15/2017	5,000	4,975,000
Georgia-Pacific LLC†	8.25%	5/1/2016	15,000	16,669,695
Longview Fibre Paper & Packaging, Inc.†	8.00%	6/1/2016	14,000	14,070,000
Millar Western Forest Products Ltd. (Canada)†(a)	8.50%	4/1/2021	10,000	7,650,000
Rock-Tenn Co.	9.25%	3/15/2016	5,000	5,325,000
Smurfit Kappa Funding plc (Ireland)(a)	7.75%	4/1/2015	18,000	18,090,000
Weyerhaeuser Co.	7.375%	10/1/2019	10,000	11,283,570

Total				78,063,265

Gaming 3.31%
Ameristar Casinos, Inc.	7.50%	4/15/2021	10,000	10,350,000
Boyd Gaming Corp.	7.125%	2/1/2016	12,500	10,875,000
Caesar’s Entertainment Operating Co., Inc.	5.625%	6/1/2015	12,000	6,570,000
Caesar’s Entertainment Operating Co., Inc.	12.75%	4/15/2018	20,000	16,000,000
CityCenter Holdings LLC/CityCenter Finance Corp.†	7.625%	1/15/2016	11,800	12,154,000
CityCenter Holdings LLC/CityCenter Finance Corp. PIK†	10.75%	1/15/2017	7,125	6,996,538
Downstream Development Authority of the Quapaw Tribe of Oklahoma†	10.50%	7/1/2019	11,600	11,020,000
Isle of Capri Casinos, Inc.	7.00%	3/1/2014	20,000	18,800,000
Marina District Finance Co., Inc.	9.875%	8/15/2018	20,000	18,350,000
MCE Finance Ltd.(a)	10.25%	5/15/2018	11,000	11,907,500
MGM Resorts International	6.625%	7/15/2015	15,000	14,325,000
MGM Resorts International	9.00%	3/15/2020	4,950	5,506,875
Midwest Gaming Borrower LLC/Midwest Finance Corp.†	11.625%	4/15/2016	10,000	10,900,000
Mohegan Tribal Gaming Authority†	11.50%	11/1/2017	20,000	18,550,000
Peninsula Gaming LLC	8.375%	8/15/2015	8,200	8,733,000
River Rock Entertainment Authority (The)	9.00%	11/1/2018	16,353	13,082,400
Snoqualmie Entertainment Authority†	9.125%	2/1/2015	17,725	17,193,250
Station Casinos, Inc.(f)	6.50%	2/1/2014	27,000	2,700
Sugarhouse HSP Gaming Prop. Mezz. LP/Sugarhouse HSP Gaming Finance Corp.†	8.625%	4/15/2016	16,500	16,995,000

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Gaming (continued)
Wynn Las Vegas LLC/Capital Corp.	7.75%	8/15/2020	$5,300	$5,909,500
Wynn Las Vegas LLC/Capital Corp.	7.875%	11/1/2017	20,000	22,050,000

Total				256,270,763

Gas Distribution 3.27%
El Paso Corp.	6.50%	9/15/2020	8,200	8,905,151
El Paso Corp.	7.00%	6/15/2017	28,875	31,781,327
El Paso Corp.	7.75%	1/15/2032	10,000	11,600,000
Ferrellgas LP/Ferrellgas Finance Corp.	6.50%	5/1/2021	12,000	10,620,000
Ferrellgas Partners LP	8.625%	6/15/2020	9,750	9,481,875
Florida Gas Transmission Co. LLC†	7.90%	5/15/2019	7,700	9,627,587
IFM US Colonial Pipeline 2 LLC†	6.45%	5/1/2021	19,000	20,304,065
Inergy LP/Inergy Finance Corp.	6.875%	8/1/2021	18,318	18,501,180
Kinder Morgan Finance Co. LLC†	6.00%	1/15/2018	17,000	17,382,500
MarkWest Energy Partners LP	6.25%	6/15/2022	4,850	5,092,500
MarkWest Energy Partners LP	6.75%	11/1/2020	17,000	17,892,500
National Fuel Gas Co.	4.90%	12/1/2021	10,000	10,272,710
National Fuel Gas Co.	6.50%	4/15/2018	25,400	28,821,583
National Fuel Gas Co.	8.75%	5/1/2019	5,000	6,190,335
Northwest Pipeline GP	6.05%	6/15/2018	5,025	5,759,348
Panhandle Eastern Pipeline Co. LP	7.00%	6/15/2018	7,600	8,722,398
Panhandle Eastern Pipeline Co. LP	8.125%	6/1/2019	13,800	16,923,092
Suburban Propane Partners LP/Suburban Energy Finance Corp.	7.375%	3/15/2020	6,600	6,897,000
WPX Energy, Inc.†	6.00%	1/15/2022	8,450	8,692,938

Total				253,468,089

Health Facilities 3.75%
Capella Healthcare, Inc.	9.25%	7/1/2017	10,000	10,200,000
Community Health Systems, Inc.†	8.00%	11/15/2019	13,400	13,567,500
Community Health Systems, Inc.	8.875%	7/15/2015	20,473	21,189,555
HCA Holdings, Inc.	7.75%	5/15/2021	29,000	29,652,500
HCA, Inc.	6.50%	2/15/2020	10,000	10,400,000
HCA, Inc.	7.50%	2/15/2022	28,000	28,700,000
HCA, Inc.	7.875%	2/15/2020	10,000	10,850,000
HCA, Inc.	9.875%	2/15/2017	7,800	8,560,500
HealthSouth Corp.	8.125%	2/15/2020	21,000	21,262,500
Kindred Healthcare, Inc.	8.25%	6/1/2019	15,150	12,801,750

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Health Facilities (continued)
Omega Healthcare Investors, Inc.	6.75%		10/15/2022	$6,900	$6,969,000
Omega Healthcare Investors, Inc.	7.50%		2/15/2020	7,750	8,292,500
Select Medical Corp.	7.625%		2/1/2015	20,000	18,900,000
Tenet Healthcare Corp.	8.875%		7/1/2019	6,850	7,723,375
Tenet Healthcare Corp.	9.25%		2/1/2015	15,000	15,843,750
United Surgical Partners International, Inc.	8.875%		5/1/2017	21,500	21,553,750
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.	8.00%		2/1/2018	30,000	29,925,000
VWR Funding, Inc. PIK	10.25%		7/15/2015	13,969	14,492,740

Total					290,884,420

Health Services 0.40%
Aristotle Holding, Inc.†	4.75%		11/15/2021	14,650	15,189,208
inVentiv Health, Inc.†	10.00%		8/15/2018	3,500	3,220,000
STHI Holding Corp.†	8.00%		3/15/2018	12,500	12,906,250

Total					31,315,458

Hotels 1.03%
FelCor Lodging LP	6.75%		6/1/2019	16,500	15,922,500
FelCor Lodging LP	10.00%		10/1/2014	7,630	8,393,000
Gaylord Entertainment Co.	6.75%		11/15/2014	9,600	9,552,000
Host Hotels & Resorts LP	6.375%		3/15/2015	7,325	7,489,813
Hyatt Hotels Corp.†	5.75%		8/15/2015	15,036	16,114,818
Starwood Hotels & Resorts Worldwide, Inc.	6.75%		5/15/2018	8,500	9,647,500
Starwood Hotels & Resorts Worldwide, Inc.	7.875%		10/15/2014	6,000	6,765,000
Wyndham Worldwide Corp.	5.75%		2/1/2018	5,315	5,633,783

Total					79,518,414

Household & Leisure Products 0.31%
American Standard Americas†	10.75%		1/15/2016	12,675	7,605,000
Whirlpool Corp.	8.60%		5/1/2014	15,000	16,750,845

Total					24,355,845

Insurance Brokerage 0.31%
HUB International Holdings, Inc.†	9.00%		12/15/2014	8,500	8,563,750
USI Holdings Corp.†	4.332%	#	11/15/2014	17,250	15,826,875

Total					24,390,625

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Integrated Energy 0.51%
Alta Wind Holdings LLC†	7.00%	6/30/2035	$11,334	$12,497,342
Coso Geothermal Power Holdings LLC†	7.00%	7/15/2026	14,080	10,225,456
LUKOIL International Finance BV (Netherlands)†(a)	6.656%	6/7/2022	16,525	16,566,313

Total				39,289,111

Investments & Miscellaneous Financial Services 0.84%
FMR LLC†	5.35%	11/15/2021	14,800	15,734,146
KKR Group Finance Co.†	6.375%	9/29/2020	10,900	11,212,307
Nuveen Investments, Inc.	10.50%	11/15/2015	33,750	33,665,625
Nuveen Investments, Inc.†	10.50%	11/15/2015	4,300	4,246,250

Total				64,858,328

Leisure 0.71%
MU Finance plc (United Kingdom)†(a)	8.375%	2/1/2017	20,600	21,784,500
NCL Corp. Ltd.	9.50%	11/15/2018	9,225	9,663,187
Speedway Motorsports, Inc.	8.75%	6/1/2016	15,450	16,917,750
Universal City Development Partners Ltd./UCDP Finance, Inc.	8.875%	11/15/2015	5,996	6,670,550

Total				55,035,987

Life Insurance 0.22%
MetLife Capital Trust X†	9.25%	4/8/2038	15,075	17,298,563

Local-Authority 0.20%
New York City Industrial Development Agency†	11.00%	3/1/2029	12,000	15,227,760

Machinery 1.02%
Altra Holdings, Inc.	8.125%	12/1/2016	20,000	21,350,000
Manitowoc Co., Inc. (The)	8.50%	11/1/2020	3,600	3,811,500
Manitowoc Co., Inc. (The)	9.50%	2/15/2018	20,450	21,881,500
Roper Industries, Inc.	6.25%	9/1/2019	10,350	12,248,542
Steelcase, Inc.	6.375%	2/15/2021	11,175	11,895,586
Thermadyne Holdings Corp.	9.00%	12/15/2017	7,500	7,800,000

Total				78,987,128

Managed Care 0.14%
Centene Corp.	5.75%	6/1/2017	10,825	10,825,000

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Media: Broadcast 1.56%
Allbritton Communications Co.	8.00%	5/15/2018	$12,825	$12,792,937
AMC Networks, Inc.†	7.75%	7/15/2021	12,000	13,110,000
Belo Corp.	8.00%	11/15/2016	10,000	10,900,000
Clear Channel Communications, Inc.	9.00%	3/1/2021	10,000	8,475,000
Cumulus Media, Inc.†	7.75%	5/1/2019	12,778	11,404,365
Discovery Communications LLC	5.625%	8/15/2019	7,300	8,319,255
FoxCo Acquisition Sub LLC†	13.375%	7/15/2016	5,650	6,193,813
Gray Television, Inc.	10.50%	6/29/2015	14,175	13,466,250
LIN Television Corp.	6.50%	5/15/2013	7,299	7,326,371
LIN Television Corp.	8.375%	4/15/2018	7,500	7,340,625
Salem Communications Corp.	9.625%	12/15/2016	4,218	4,471,080
Sinclair Television Group, Inc.†	9.25%	11/1/2017	8,750	9,581,250
Univision Communications, Inc.†	8.50%	5/15/2021	8,625	7,891,875

Total				121,272,821

Media: Cable 2.49%
CCH II LLC/CCH II Capital Corp.	13.50%	11/30/2016	2,101	2,437,625
CCO Holdings LLC/CCO Holdings Capital Corp.	7.00%	1/15/2019	9,450	9,898,875
CCO Holdings LLC/CCO Holdings Capital Corp.	8.125%	4/30/2020	17,500	19,250,000
CSC Holdings LLC	8.625%	2/15/2019	10,000	11,575,000
DISH DBS Corp.	6.75%	6/1/2021	16,650	18,023,625
DISH DBS Corp.	7.125%	2/1/2016	22,350	24,193,875
Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Co. KG (Germany)†(a)	7.50%	3/15/2019	4,450	4,694,750
Mediacom Broadband LLC	8.50%	10/15/2015	9,000	9,315,000
Mediacom Communications Corp.	9.125%	8/15/2019	32,450	34,599,813
Ono Finance II plc (Ireland)†(a)	10.875%	7/15/2019	7,075	6,332,125
UPCB Finance V Ltd.†	7.25%	11/15/2021	14,000	14,245,000
Virgin Media Finance plc (United Kingdom)(a)	8.375%	10/15/2019	15,000	16,537,500
Virgin Media Finance plc (United Kingdom)(a)	9.50%	8/15/2016	17,500	19,731,250
Virgin Media Secured Finance plc (United Kingdom)(a)	5.25%	1/15/2021	2,250	2,388,125

Total				193,222,563

Media: Services 0.99%
Affinion Group, Inc.	11.50%	10/15/2015	14,315	12,561,412
Interpublic Group of Cos., Inc. (The)	10.00%	7/15/2017	10,000	11,475,000
Lamar Media Corp.	7.875%	4/15/2018	7,500	7,987,500
Nielsen Finance LLC/Nielsen Finance Co.	7.75%	10/15/2018	5,450	5,913,250

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Media: Services (continued)
Nielsen Finance LLC/Nielsen Finance Co.	11.50%		5/1/2016	$1,823	$2,096,450
WMG Acquisition Corp.	9.50%		6/15/2016	25,000	27,250,000
WMG Acquisition Corp.†	11.50%		10/1/2018	9,500	9,476,250

Total					76,759,862

Medical Products 1.19%
Bausch & Lomb, Inc.	9.875%		11/1/2015	32,000	33,760,000
Bio-Rad Laboratories, Inc.	8.00%		9/15/2016	12,500	13,750,000
Biomet, Inc.	10.00%		10/15/2017	22,000	23,870,000
Grifols, Inc.	8.25%		2/1/2018	5,100	5,380,500
Kinetic Concepts, Inc./KCI USA, Inc.†	10.50%		11/1/2018	9,500	9,333,750
Life Technologies Corp.	6.00%		3/1/2020	5,300	5,934,235

Total					92,028,485

Metals/Mining (Excluding Steel) 3.57%
Arch Coal, Inc.†	7.25%		6/15/2021	21,000	21,682,500
Arch Coal, Inc.	8.75%		8/1/2016	10,000	10,975,000
Boart Longyear Management Pty Ltd. (Australia)†(a)	7.00%		4/1/2021	9,900	10,098,000
Cliffs Natural Resources, Inc.	5.90%		3/15/2020	10,000	10,675,960
CONSOL Energy, Inc.†	6.375%		3/1/2021	3,950	4,009,250
CONSOL Energy, Inc.	8.25%		4/1/2020	15,000	16,650,000
FMG Resources (August 2006) Pty Ltd. (Australia)†(a)	6.875%		2/1/2018	7,000	6,737,500
FMG Resources (August 2006) Pty Ltd. (Australia)†(a)	7.00%		11/1/2015	5,000	5,075,000
FMG Resources (August 2006) Pty Ltd. (Australia)†(a)	8.25%		11/1/2019	8,000	8,180,000
Gold Fields Orogen Holding BVI Ltd.†	4.875%		10/7/2020	14,500	12,824,714
James River Coal Co.	7.875%		4/1/2019	25,000	19,000,000
Mirabela Nickel Ltd. (Australia)†(a)	8.75%		4/15/2018	17,000	15,342,500
Murray Energy Corp.†	10.25%		10/15/2015	10,000	9,975,000
Noranda Aluminum Acquisition Corp. PIK	4.659%	#	5/15/2015	16,786	15,610,922
Novelis, Inc.	8.75%		12/15/2020	9,500	10,236,250
Patriot Coal Corp.	8.25%		4/30/2018	12,500	12,062,500
Peabody Energy Corp.†	6.00%		11/15/2018	7,700	7,892,500
Peabody Energy Corp.†	6.25%		11/15/2021	7,700	8,008,000
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp.	8.25%		4/15/2018	14,275	14,417,750

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date		Principal Amount (000)	Fair Value
Metals/Mining (Excluding Steel) (continued)
Quadra FNX Mining Ltd. (Canada)†(a)	7.75%	6/15/2019		$20,700	$23,520,375
SunCoke Energy, Inc.†	7.625%	8/1/2019		10,000	10,050,000
Teck Resources Ltd. (Canada)(a)	10.75%	5/15/2019		15,000	18,324,300
Thompson Creek Metals Co., Inc. (Canada)(a)	7.375%	6/1/2018		6,000	5,370,000

Total					276,718,021

Monoline Insurance 0.22%
Fidelity National Financial, Inc.	6.60%	5/15/2017		16,250	17,244,776

Multi-Line Insurance 0.29%
AXA SA (France)†(a)	6.379%	–	(e)	11,225	7,408,500
Genworth Financial, Inc.	7.625%	9/24/2021		13,575	12,713,734
ZFS Finance USA Trust V†	6.50%	5/9/2037		3,024	2,736,720

Total					22,858,954

Oil Field Equipment & Services 1.41%
Basic Energy Services, Inc.	7.75%	2/15/2019		11,850	11,998,125
Complete Production Services, Inc.	8.00%	12/15/2016		17,125	17,895,625
Dresser-Rand Group, Inc.†	6.50%	5/1/2021		16,000	16,440,000
Key Energy Services, Inc.	6.75%	3/1/2021		5,750	5,778,750
Oil States International, Inc.	6.50%	6/1/2019		16,000	16,440,000
Precision Drilling Corp. (Canada)†(a)	6.50%	12/15/2021		3,250	3,331,250
Precision Drilling Corp. (Canada)(a)	6.625%	11/15/2020		2,825	2,902,688
SEACOR Holdings, Inc.	7.375%	10/1/2019		19,750	20,861,589
SESI LLC	6.375%	5/1/2019		6,700	6,850,750
Trinidad Drilling Ltd. (Canada)†(a)	7.875%	1/15/2019		6,600	6,831,000

Total					109,329,777

Oil Refining & Marketing 0.35%
Alon Refining Krotz Springs, Inc.	13.50%	10/15/2014		7,850	8,203,250
Tesoro Corp.	9.75%	6/1/2019		17,000	19,167,500

Total					27,370,750

Packaging 2.24%
AEP Industries, Inc.	8.25%	4/15/2019		15,000	15,300,000
Ardagh Packaging Finance plc (Ireland)†(a)	7.375%	10/15/2017		7,775	7,891,625
Ardagh Packaging Finance plc (Ireland)†(a)	9.125%	10/15/2020		9,500	9,452,500
Ball Corp.	6.75%	9/15/2020		10,000	10,925,000
Crown Americas LLC/Crown Americas Capital Corp. II	7.625%	5/15/2017		5,000	5,481,250

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Packaging (continued)
Crown Cork & Seal Co., Inc.	7.375%	12/15/2026	$47,770	$49,441,950
Packaging Dynamics Corp.†	8.75%	2/1/2016	6,525	6,557,625
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA†	8.75%	10/15/2016	10,000	10,575,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA†	9.25%	5/15/2018	17,000	16,362,500
Sealed Air Corp.†	6.875%	7/15/2033	14,000	12,253,500
Sealed Air Corp.	7.875%	6/15/2017	2,500	2,638,897
Sealed Air Corp.†	8.375%	9/15/2021	13,500	14,985,000
Solo Cup Co.	8.50%	2/15/2014	12,650	11,701,250

Total				173,566,097

Pharmaceuticals 0.79%
Aptalis Pharma, Inc.	12.75%	3/1/2016	10,000	10,600,000
Gilead Sciences, Inc.	3.05%	12/1/2016	4,000	4,098,592
Mylan, Inc.†	7.625%	7/15/2017	5,250	5,755,312
Mylan, Inc.†	7.875%	7/15/2020	7,500	8,315,625
Valeant Pharmaceuticals International†	6.75%	8/15/2021	12,200	11,834,000
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC	7.75%	9/15/2018	20,135	20,663,544

Total				61,267,073

Printing & Publishing 0.13%
ProQuest LLC/ProQuest Notes Co.†	9.00%	10/15/2018	12,625	10,289,375

Property & Casualty 0.20%
Liberty Mutual Group, Inc.†(h)	10.75%	6/15/2058	12,000	15,180,000

Railroads 0.38%
Florida East Coast Railway Corp.	8.125%	2/1/2017	20,000	19,850,000
Kansas City Southern de Mexico SA de CV (Mexico)(a)	6.125%	6/15/2021	9,275	9,622,813

Total				29,472,813

Real Estate Investment Trusts 1.29%
Boston Properties LP	3.70%	11/15/2018	6,750	6,902,712
DDR Corp.	7.875%	9/1/2020	11,000	12,290,685
DuPont Fabros Technology LP	8.50%	12/15/2017	13,875	14,915,625
Goodman Funding Pty Ltd. (Australia)†(a)	6.375%	11/12/2020	12,000	12,264,852
Health Care REIT, Inc.	6.125%	4/15/2020	10,000	10,377,930

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Real Estate Investment Trusts (continued)
Kilroy Realty LP	5.00%	11/3/2015	$8,000	$8,234,384
ProLogis LP	6.875%	3/15/2020	21,000	23,353,827
ProLogis LP	8.65%	5/15/2016	10,187	11,722,599

Total				100,062,614

Restaurants 0.47%
DineEquity, Inc.	9.50%	10/30/2018	8,000	8,630,000
Fiesta Restaurant Group†	8.875%	8/15/2016	4,380	4,423,800
Wendy’s Co. (The)	10.00%	7/15/2016	21,500	23,757,500

Total				36,811,300

Software/Services 1.47%
Ceridian Corp.	11.25%	11/15/2015	6,750	5,298,750
Fidelity National Information Services, Inc.	7.625%	7/15/2017	5,000	5,437,500
First Data Corp.†	7.375%	6/15/2019	4,450	4,205,250
First Data Corp.†	8.25%	1/15/2021	15,000	13,500,000
First Data Corp.	9.875%	9/24/2015	2,514	2,375,730
First Data Corp.	12.625%	1/15/2021	11,243	9,837,625
SERENA Software, Inc.	10.375%	3/15/2016	7,600	7,828,000
SunGard Data Systems, Inc.	7.375%	11/15/2018	15,250	15,688,437
SunGard Data Systems, Inc.	7.625%	11/15/2020	6,100	6,298,250
SunGard Data Systems, Inc.	10.25%	8/15/2015	42,000	43,732,500

Total				114,202,042

Specialty Retail 2.00%
Brookstone Co., Inc.†	13.00%	10/15/2014	7,058	5,672,868
Brown Shoe Co., Inc.	7.125%	5/15/2019	12,500	11,906,250
J. Crew Group, Inc.	8.125%	3/1/2019	12,400	11,904,000
Limited Brands, Inc.	7.00%	5/1/2020	15,000	16,312,500
Limited Brands, Inc.	7.60%	7/15/2037	7,500	7,500,000
Limited Brands, Inc.	8.50%	6/15/2019	12,500	14,625,000
Michaels Stores, Inc.	13.00%	11/1/2016	3,600	3,851,640
PETCO Animal Supplies, Inc.†	9.25%	12/1/2018	14,000	15,085,000
QVC, Inc.†	7.125%	4/15/2017	7,800	8,307,000
QVC, Inc.†	7.375%	10/15/2020	17,500	18,768,750
Sally Holdings LLC/Sally Capital, Inc.†	6.875%	11/15/2019	2,825	2,966,250
Toys “R” Us Property Co. I LLC	10.75%	7/15/2017	23,575	25,903,031
Toys “R” Us Property Co. II LLC	8.50%	12/1/2017	12,000	12,480,000

Total				155,282,289

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Steel Producers/Products 0.92%
Algoma Acquisition Corp. (Canada)†(a)	9.875%	6/15/2015	$18,700	$16,175,500
Allegheny Ludlum Corp.	6.95%	12/15/2025	13,875	15,746,210
Allegheny Technologies, Inc.	9.375%	6/1/2019	10,200	13,044,505
Essar Steel Algoma, Inc. (Canada)†(a)	9.375%	3/15/2015	11,000	10,725,000
JMC Steel Group†	8.25%	3/15/2018	7,700	7,546,000
Steel Dynamics, Inc.	7.625%	3/15/2020	7,500	7,950,000

Total				71,187,215

Support: Services 1.90%
ARAMARK Holdings Corp. PIK†	8.625%	5/1/2016	2,900	3,001,500
Audatex North America, Inc.†	6.75%	6/15/2018	6,450	6,546,750
Avis Budget Car Rental	9.625%	3/15/2018	15,340	15,953,600
Avis Budget Car Rental	9.75%	3/15/2020	5,500	5,678,750
B-Corp Merger Sub, Inc.†	8.25%	6/1/2019	4,400	4,158,000
Expedia, Inc.	8.50%	7/1/2016	12,250	13,212,691
FTI Consulting, Inc.	6.75%	10/1/2020	10,000	10,375,000
FTI Consulting, Inc.	7.75%	10/1/2016	12,075	12,558,000
Hertz Corp. (The)	7.50%	10/15/2018	22,500	23,625,000
Iron Mountain, Inc.	7.75%	10/1/2019	10,400	11,037,000
Iron Mountain, Inc.	8.375%	8/15/2021	11,250	12,037,500
PHH Corp.	9.25%	3/1/2016	4,950	4,727,250
RSC Equipment Rental, Inc./RSC Holdings III LLC	8.25%	2/1/2021	10,700	10,887,250
Travelport LLC/Travelport, Inc.	9.00%	3/1/2016	8,600	4,794,500
United Rentals (North America), Inc.	10.875%	6/15/2016	7,500	8,362,500

Total				146,955,291

Telecommunications Equipment 0.77%
Alcatel-Lucent USA, Inc.	6.45%	3/15/2029	13,600	9,826,000
Avaya, Inc.†	7.00%	4/1/2019	20,000	19,500,000
CommScope, Inc.†	8.25%	1/15/2019	30,000	30,150,000

Total				59,476,000

Telecommunications: Integrated/Services 3.43%
CenturyLink, Inc.	6.15%	9/15/2019	10,000	10,060,940
CenturyLink, Inc.	6.45%	6/15/2021	12,000	12,043,164
Dycom Investments, Inc.	7.125%	1/15/2021	16,750	17,001,250
EH Holding Corp.†	7.625%	6/15/2021	27,500	29,012,500
Equinix, Inc.	7.00%	7/15/2021	12,150	12,848,625

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Telecommunications: Integrated/Services (continued)
Equinix, Inc.	8.125%	3/1/2018	$10,000	$10,950,000
GCI, Inc.	6.75%	6/1/2021	7,725	7,570,500
Hellas II (Luxembourg)†(a)(f)	6.001%	1/15/2015	15,000	1,500
Intelsat Jackson Holdings SA (Luxembourg)†(a)	7.50%	4/1/2021	23,250	23,569,688
Intelsat Jackson Holdings SA (Luxembourg)(a)	11.25%	6/15/2016	20,000	21,062,500
Intelsat Luxembourg SA (Luxembourg)(a)	11.25%	2/4/2017	35,300	34,241,000
Level 3 Escrow, Inc.†	8.125%	7/1/2019	7,750	7,653,125
MasTec, Inc.	7.625%	2/1/2017	12,500	13,062,500
Telecom Italia Capital SA (Italy)(a)	7.175%	6/18/2019	6,100	5,724,380
Telefonica Emisiones SAU (Spain)(a)	7.045%	6/20/2036	6,700	6,551,675
Telemar Norte Leste SA (Brazil)†(a)	5.50%	10/23/2020	9,532	9,436,680
Windstream Corp.	7.00%	3/15/2019	30,250	30,703,750
Windstream Corp.	7.50%	4/1/2023	14,700	14,589,750

Total				266,083,527

Telecommunications: Wireless 4.31%
CC Holdings GS V LLC/Crown Castle GS III Corp.†	7.75%	5/1/2017	40,000	43,300,000
Cricket Communications, Inc.	7.75%	10/15/2020	4,925	4,321,687
Digicel Group Ltd. (Jamaica)†(a)	10.50%	4/15/2018	18,432	18,708,480
GeoEye, Inc.	8.625%	10/1/2016	3,500	3,622,500
GeoEye, Inc.	9.625%	10/1/2015	15,000	16,500,000
Inmarsat Finance plc (United Kingdom)†(a)	7.375%	12/1/2017	7,000	7,350,000
MetroPCS Wireless, Inc.	6.625%	11/15/2020	24,400	22,814,000
MetroPCS Wireless, Inc.	7.875%	9/1/2018	20,000	20,375,000
NII Capital Corp.	7.625%	4/1/2021	8,650	8,628,375
NII Capital Corp.	8.875%	12/15/2019	16,250	17,184,375
NII Capital Corp.	10.00%	8/15/2016	15,840	18,057,600
SBA Telecommunications, Inc.	8.25%	8/15/2019	10,000	10,925,000
Sprint Capital Corp.	6.90%	5/1/2019	45,000	37,237,500
Sprint Nextel Corp.	8.375%	8/15/2017	25,000	22,531,250
Syniverse Holdings, Inc.	9.125%	1/15/2019	12,500	13,250,000
Telemovil Finance Co., Ltd. (El Salvador)†(a)	8.00%	10/1/2017	11,450	11,850,750
ViaSat, Inc.	8.875%	9/15/2016	12,750	13,132,500
Vimpel Communications via VIP Finance Ireland Ltd. OJSC (Luxembourg)†(a)	7.748%	2/2/2021	8,550	7,353,000
Wind Acquisition Finance SA (Italy)†(a)	7.25%	2/15/2018	6,100	5,566,250
Wind Acquisition Finance SA (Italy)†(a)	11.75%	7/15/2017	35,000	31,500,000

Total				334,208,267

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Theaters & Entertainment 0.63%
Cinemark USA, Inc.	7.375%		6/15/2021	$1,925	$1,977,938
Cinemark USA, Inc.	8.625%		6/15/2019	10,000	10,925,000
Lions Gate Entertainment, Inc.†	10.25%		11/1/2016	15,450	15,604,500
Live Nation Entertainment, Inc.†	8.125%		5/15/2018	20,000	20,250,000

Total					48,757,438

Transportation (Excluding Air/Rail) 0.42%
Asciano Finance Ltd. (Australia)†(a)	4.625%		9/23/2020	9,750	9,165,868
Commercial Barge Line Co.	12.50%		7/15/2017	9,500	10,283,750
Great Lakes Dredge & Dock Corp.	7.375%		2/1/2019	13,000	12,935,000

Total					32,384,618

Total High Yield Corporate Bonds (cost $6,089,581,414)					6,229,855,751

MUNICIPAL BOND 0.15%

Other Revenue
Metro Govt of Nashville & Davidson Cnty TN Convtn Ctr Auth Build America Bds Ser B (cost $10,229,691)	6.731%		7/1/2043	10,000	11,767,300

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 0.84%
Banc of America Commercial Mortgage, Inc. 2006-4 AM	5.675%		7/10/2046	10,000	10,302,590
Greenwich Capital Commercial Funding Corp. 2006-GG7 AM	5.882%	#	7/10/2038	10,000	10,180,040
GS Mortgage Securities Corp. II 2006-GG8 AM	5.591%		11/10/2039	10,000	10,161,305
LB-UBS Commercial Mortgage Trust 2007-C1 AM	5.455%		2/15/2040	10,000	10,021,595
Morgan Stanley Capital I 2011-C1†	5.255%	#	9/15/2047	11,000	9,790,336
Wachovia Bank Commercial Mortgage Trust 2006-C28 AM	5.603%		10/15/2048	15,000	14,481,660

Total Non-Agency Commercial Mortgage-Backed Securities (cost $68,013,794)					64,937,526

				Shares (000)
PREFERRED STOCKS 0.13%

Agency/Government Related 0.01%
Fannie Mae*	Zero Coupon			481	664,332

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2011

Investments	Interest Rate			Shares (000)	Fair Value
Banking 0.12%
U.S. Bancorp	3.50%	#		13	$9,507,063

Total Preferred Stocks (cost $20,694,030)					10,171,395

	Exercise Price		Expiration Date
WARRANTS 0.06%

Auto Parts & Equipment 0.02%
Cooper-Standard Holdings, Inc.*	$27.33		11/27/2017	84	1,148,166

Automakers 0.01%
General Motors Co.*	10.00		7/10/2016	55	650,241
General Motors Co.*	18.33		7/10/2019	55	433,494

Total					1,083,735

Media: Broadcast 0.01%
ION Media Networks, Inc.*(i)	687.00		12/18/2016	2	493,750
ION Media Networks, Inc.*(i)	500.00		12/18/2016	2	292,500

Total					786,250

Media: Cable 0.02%
Charter Communications, Inc.*	46.86		11/30/2014	84	1,462,957

Total Warrants (cost $13,640,825)					4,481,108

Total Long-Term Investments (cost $7,360,332,558)					7,464,425,880

				Principal Amount (000)

SHORT-TERM INVESTMENT 2.27%

Repurchase Agreement
Repurchase Agreement dated 12/30/2011, 0.01% due 1/3/2012 with Fixed Income Clearing Corp. collateralized by $475,000 of Federal Home Loan Mortgage Corp. at 0.375% due 11/27/2013 and $166,015,000 of U.S. Treasury Note at 4.25% due 11/15/2013; value: $179,562,494 proceeds: $176,036,752 (cost $176,036,556)				$176,037	176,036,556

Total Investments in Securities 98.54% (cost $7,536,369,114)					7,640,462,436

Cash and Other Assets in Excess of Liabilities 1.46%					112,882,172

Net Assets 100.00%					$7,753,344,608

See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2011

CAD	Canadian dollar.
EUR	euro.
GBP	British pound.
ADR	American Depositary Receipt.
PIK	Payment-in-kind.
*	Non-income producing security.
~	Deferred interest debentures pay the stated rate, after which they pay a predetermined interest rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2011.
(a)	Foreign security traded in U.S. dollars.
(b)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate shown is the rate(s) in effect at December 31, 2011.
(c)	Investment in non-U.S. dollar denominated securities.
(d)	Stub Rights issued in connection with a plan of reorganization.
(e)	Security is perpetual in nature and has no stated maturity.
(f)	Defaulted security.
(g)	The borrower has filed for protection in federal bankruptcy court.
(h)	Debenture pays interest at an annual fixed rate of 10.75% through June 15, 2038. Thereafter, interest will be paid at an annual floating rate of 3-month LIBOR plus 7.12% through June 15, 2058. This debenture is subject to full redemption at the option of the issuer any time prior to June 15, 2038.
(i)	Restricted securities of ION Media Networks, Inc. acquired through private placement are as follows:

Investment Type	Acquisition Date	Acquired Shares	Cost on Acquisition Date	Fair value per share at December 31, 2011
Warrant	April 15, 2011	1,950	$4,318,663	$150.00
Warrant	April 15, 2011	1,975	5,785,009	250.00

See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2011

ASSETS:
Investments in securities, at fair value (cost $7,536,369,114)	$7,640,462,436
Cash	880,886
Receivables:
Interest and dividends	130,069,327
Capital shares sold	54,702,591
Investment securities sold	12,196,401
Prepaid expenses and other assets	159,695
Total assets	7,838,471,336
LIABILITIES:
Payables:
Capital shares reacquired	22,426,579
Investment securities purchased	12,687,582
12b-1 distribution fees	4,348,458
Management fee	2,947,271
Directors’ fees	1,284,350
Fund administration	260,092
To affiliates (See Note 3)	18,952
Distributions payable	39,757,016
Accrued expenses	1,396,428
Total liabilities	85,126,728
NET ASSETS	$7,753,344,608
COMPOSITION OF NET ASSETS:
Paid-in capital	$7,863,325,464
Distributions in excess of net investment income	(49,390,948)
Accumulated net realized loss on investments, futures contracts and foreign currency related transactions	(164,668,480)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	104,078,572
Net Assets	$7,753,344,608

See Notes to Financial Statements.

Statement of Assets and Liabilities (concluded)

December 31, 2011

Net assets by class:
Class A Shares	$4,345,679,424
Class B Shares	$295,027,496
Class C Shares	$1,790,609,659
Class F Shares	$847,032,096
Class I Shares	$316,777,281
Class P Shares	$109,251,527
Class R2 Shares	$1,629,463
Class R3 Shares	$47,337,662
Outstanding shares by class:
Class A Shares (1.14 billion shares of common stock authorized, $.001 par value)	569,391,448
Class B Shares (500 million shares of common stock authorized, $.001 par value)	38,524,145
Class C Shares (600 million shares of common stock authorized, $.001 par value)	234,033,258
Class F Shares (300 million shares of common stock authorized, $.001 par value)	111,119,829
Class I Shares (300 million shares of common stock authorized, $.001 par value)	41,697,478
Class P Shares (160 million shares of common stock authorized, $.001 par value)	14,017,619
Class R2 Shares (300 million shares of common stock authorized, $.001 par value)	213,506
Class R3 Shares (300 million shares of common stock authorized, $.001 par value)	6,211,814
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$7.63
Class A Shares-Maximum offering price (Net asset value plus sales charge of 4.75%)	$8.01
Class B Shares-Net asset value	$7.66
Class C Shares-Net asset value	$7.65
Class F Shares-Net asset value	$7.62
Class I Shares-Net asset value	$7.60
Class P Shares-Net asset value	$7.79
Class R2 Shares-Net asset value	$7.63
Class R3 Shares-Net asset value	$7.62

See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $290,666)	$20,556,133
Interest and other	536,940,054
Total investment income	557,496,187
Expenses:
Management fee	35,910,480
12b-1 distribution plan-Class A	15,389,754
12b-1 distribution plan-Class B	3,990,190
12b-1 distribution plan-Class C	18,223,855
12b-1 distribution plan-Class F	757,985
12b-1 distribution plan-Class P	539,920
12b-1 distribution plan-Class R2	8,459
12b-1 distribution plan-Class R3	195,633
Shareholder servicing	7,877,037
Fund administration	3,169,820
Reports to shareholders	571,163
Professional	523,141
Subsidy (See Note 3)	350,686
Registration	267,262
Directors’ fees	254,646
Custody	114,062
Other	223,310
Gross expenses	88,367,403
Expense reductions (See Note 7)	(7,347)
Net expenses	88,360,056
Net investment income	469,136,131
Net realized and unrealized gain (loss):
Net realized gain on investments, futures contracts and foreign currency related transactions	202,753,874
Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	(377,507,825)
Net realized and unrealized loss	(174,753,951)
Net Increase in Net Assets Resulting From Operations	$294,382,180

See Notes to Financial Statements.

Statements of Changes in Net Assets

DECREASE IN NET ASSETS	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Operations:
Net investment income	$469,136,131	$483,778,201
Net realized gain on investments, futures contracts and foreign currency related transactions	202,753,874	227,859,128
Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	(377,507,825)	256,550,239
Net increase in net assets resulting from operations	294,382,180	968,187,568
Distributions to shareholders from:
Net investment income
Class A	(271,009,329)	(274,946,555)
Class B	(21,834,446)	(34,252,312)
Class C	(100,540,728)	(102,248,065)
Class F	(48,451,124)	(36,820,969)
Class I	(23,151,825)	(20,369,323)
Class P	(8,150,401)	(8,598,647)
Class R2	(83,634)	(55,546)
Class R3	(2,379,825)	(1,695,379)
Total distributions to shareholders	(475,601,312)	(478,986,796)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	1,764,688,120	1,450,866,902
Reinvestment of distributions	379,969,129	402,759,836
Cost of shares reacquired	(2,251,421,962)	(2,514,775,434)
Net decrease in net assets resulting from capital share transactions	(106,764,713)	(661,148,696)
Net decrease in net assets	(287,983,845)	(171,947,924)
NET ASSETS:
Beginning of year	$8,041,328,453	$8,213,276,377
End of year	$7,753,344,608	$8,041,328,453
Distributions in excess of net investment income	$(49,390,948)	$(48,851,298)

See Notes to Financial Statements.

Financial Highlights

	Class A Shares
	Year Ended 12/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$7.81	$7.35	$5.86	$ 7.92	$8.02

Investment operations:

Net investment income(a)	.47	.47	.45	.47	.46

Net realized and unrealized gain (loss)	(.17)	.45	1.55	(2.01)	(.04)

Total from investment operations	.30	.92	2.00	(1.54)	.42

Distributions to shareholders from:

Net investment income	(.48)	(.46)	(.51)	(.52)	(.52)

Net asset value, end of year	$7.63	$7.81	$7.35	$ 5.86	$7.92

Total Return(b)	3.88%	12.94%	35.37%	(20.26)%	5.34%

Ratios to Average Net Assets:

Expenses, including expense reductions	.97%	.97%	1.00%	1.00%	.99%

Expenses, excluding expense reductions	.97%	.97%	1.00%	1.00%	.99%

Net investment income	6.07%	6.19%	6.82%	6.63%	5.73%

Supplemental Data:
Net assets, end of year (000)	$4,345,679	$4,415,645	$4,709,961	$3,316,663	$4,526,753

Portfolio turnover rate	35.73%	42.65%	41.93%	29.01%	40.08%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class B Shares
	Year Ended 12/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$7.84	$7.37	$5.87	$ 7.93	$8.03

Investment operations:

Net investment income(a)	.42	.42	.41	.43	.41

Net realized and unrealized gain (loss)	(.17)	.46	1.55	(2.02)	(.04)

Total from investment operations	.25	.88	1.96	(1.59)	.37

Distributions to shareholders from:

Net investment income	(.43)	(.41)	(.46)	(.47)	(.47)

Net asset value, end of year	$7.66	$7.84	$7.37	$ 5.87	$7.93

Total Return(b)	3.35%	12.16%	34.52%	(20.82)%	4.63%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.62%	1.62%	1.65%	1.65%	1.64%

Expenses, excluding expense reductions	1.62%	1.62%	1.65%	1.65%	1.64%

Net investment income	5.39%	5.54%	6.21%	5.95%	5.08%

Supplemental Data:
Net assets, end of year (000)	$295,027	$530,340	$717,671	$660,920	$1,061,150

Portfolio turnover rate	35.73%	42.65%	41.93%	29.01%	40.08%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class C Shares
	Year Ended 12/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$7.83	$7.36	$5.87	$ 7.94	$8.03

Investment operations:

Net investment income(a)	.42	.42	.41	.43	.41

Net realized and unrealized gain (loss)	(.17)	.46	1.54	(2.03)	(.03)

Total from investment operations	.25	.88	1.95	(1.60)	.38

Distributions to shareholders from:

Net investment income	(.43)	(.41)	(.46)	(.47)	(.47)

Net asset value, end of year	$7.65	$7.83	$7.36	$ 5.87	$7.94

Total Return(b)	3.22%	12.34%	34.44%	(20.90)%	4.77%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.62%	1.62%	1.65%	1.65%	1.64%

Expenses, excluding expense reductions	1.62%	1.62%	1.65%	1.65%	1.64%

Net investment income	5.42%	5.54%	6.13%	5.98%	5.08%

Supplemental Data:
Net assets, end of year (000)	$1,790,610	$1,866,405	$1,888,177	$1,018,175	$1,322,738

Portfolio turnover rate	35.73%	42.65%	41.93%	29.01%	40.08%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class F Shares
	Year Ended 12/31				9/7/2007(a) to 12/31/2007
	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$7.80	$7.34	$5.85	$ 7.92	$7.92

Investment operations:

Net investment income(b)					–	(c)

Net realized and unrealized gain					.03

Total from investment operations					.03

Net asset value on SEC Effective Date, 9/14/2007					$7.95

Investment operations:

Net investment income(b)	.49	.48	.46	.49	.15

Net realized and unrealized gain (loss)	(.17)	.46	1.55	(2.02)	(.04)

Total from investment operations	.32	.94	2.01	(1.53)	.11

Distributions to shareholders from:

Net investment income	(.50)	(.48)	(.52)	(.54)	(.14)

Net asset value, end of period	$7.62	$7.80	$7.34	$ 5.85	$7.92

Total Return(d)					.38	%(e)(f)

Total Return(d)	4.12%	13.24%	35.81%	(20.17)%	1.31	%(e)(g)

Ratios to Average Net Assets:

Expenses, including expense reductions	.72%	.72%	.75%	.75%	.25	%(e)

Expenses, excluding expense reductions	.72%	.72%	.75%	.75%	.25	%(e)

Net investment income	6.30%	6.42%	6.87%	7.44%	1.87	%(e)

Supplemental Data:
Net assets, end of period (000)	$847,032	$695,689	$435,085	$35,771	$10

Portfolio turnover rate	35.73%	42.65%	41.93%	29.01%	40.08%

(a)	Commencement of operations was 9/7/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Total return for the period 9/7/2007 through 9/14/2007.
(g)	Total return for the period 9/14/2007 through 12/31/2007.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class I Shares
	Year Ended 12/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$7.77	$7.31	$5.83	$ 7.90	$8.00

Investment operations:

Net investment income(a)	.50	.49	.47	.50	.49

Net realized and unrealized gain (loss)	(.16)	.46	1.54	(2.02)	(.04)

Total from investment operations	.34	.95	2.01	(1.52)	.45

Distributions to shareholders from:

Net investment income	(.51)	(.49)	(.53)	(.55)	(.55)

Net asset value, end of year	$7.60	$7.77	$7.31	$ 5.83	$7.90

Total Return(b)	4.35%	13.40%	35.87%	(20.14)%	5.72%

Ratios to Average Net Assets:

Expenses, including expense reductions	.62%	.62%	.65%	.65%	.64%

Expenses, excluding expense reductions	.62%	.62%	.65%	.65%	.64%

Net investment income	6.39%	6.53%	7.15%	6.98%	6.07%

Supplemental Data:
Net assets, end of year (000)	$316,777	$353,941	$294,144	$203,843	$262,929

Portfolio turnover rate	35.73%	42.65%	41.93%	29.01%	40.08%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class P Shares
	Year Ended 12/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$7.98	$7.49	$5.97	$ 8.06	$8.15

Investment operations:

Net investment income(a)	.48	.47	.45	.47	.46

Net realized and unrealized gain (loss)	(.18)	.48	1.57	(2.05)	(.04)

Total from investment operations	.30	.95	2.02	(1.58)	(.42)

Distributions to shareholders from:

Net investment income	(.49)	(.46)	(.50)	(.51)	(.51)

Net asset value, end of year	$7.79	$7.98	$7.49	$ 5.97	$8.06

Total Return(b)	3.88%	12.73%	35.47%	(20.50)%	5.27%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.03%	1.07%	1.10%	1.10%	1.09%

Expenses, excluding expense reductions	1.03%	1.07%	1.10%	1.10%	1.09%

Net investment income	6.01%	6.08%	6.70%	6.55%	5.64%

Supplemental Data:
Net assets, end of year (000)	$109,252	$143,083	$150,002	$99,134	$120,343

Portfolio turnover rate	35.73%	42.65%	41.93%	29.01%	40.08%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class R2 Shares
	Year Ended 12/31				9/7/2007(a) to 12/31/2007
	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$7.81	$7.35	$5.86	$ 7.92	$7.92

Investment operations:

Net investment income(b)					–	(c)

Net realized and unrealized gain					.03

Total from investment operations					.03

Net asset value on SEC Effective Date, 9/14/2007					$7.95

Investment operations:

Net investment income(b)	.46	.45	.43	.46	.14

Net realized and unrealized gain (loss)	(.18)	.45	1.55	(2.02)	(.05)

Total from investment operations	.28	.90	1.98	(1.56)	.09

Distributions to shareholders from:

Net investment income	(.46)	(.44)	(.49)	(.50)	(.12)

Net asset value, end of period	$7.63	$7.81	$7.35	$ 5.86	$7.92

Total Return(d)					.38	%(e)(f)

Total Return(d)	3.62%	12.63%	35.26%	(20.61)%	1.18	%(e)(g)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.22%	1.22%	1.25%	1.24%	.39	%(e)

Expenses, excluding expense reductions	1.22%	1.22%	1.25%	1.24%	.39	%(e)

Net investment income	5.84%	5.92%	6.57%	6.44%	1.72	%(e)

Supplemental Data:
Net assets, end of period (000)	$1,629	$1,234	$456	$338	$46

Portfolio turnover rate	35.73%	42.65%	41.93%	29.01%	40.08%

(a)	Commencement of operations was 9/7/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Total return for the period 9/7/2007 through 9/14/2007.
(g)	Total return for the period 9/14/2007 through 12/31/2007.

See Notes to Financial Statements.

Financial Highlights (concluded)

	Class R3 Shares
	Year Ended 12/31				9/7/2007(a) to 12/31/2007
	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$7.80	$7.34	$5.85	$ 7.92	$7.92

Investment operations:

Net investment income(b)					–	(c)

Net realized and unrealized gain					.03

Total from investment operations					.03

Net asset value on SEC Effective Date, 9/14/2007					$7.95

Investment operations:

Net investment income(b)	.46	.45	.44	.47	.14

Net realized and unrealized gain (loss)	(.17)	.46	1.55	(2.03)	(.04)

Total from investment operations	.29	.91	1.99	(1.56)	.10

Distributions to shareholders from:

Net investment income	(.47)	(.45)	(.50)	(.51)	(.13)

Net asset value, end of period	$7.62	$7.80	$7.34	$ 5.85	$7.92

Total Return(d)					.38	%(e)(f)

Total Return(d)	3.73%	12.83%	35.31%	(20.52)%	1.21	%(e)(g)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.12%	1.12%	1.14%	1.15%	.35	%(e)

Expenses, excluding expense reductions	1.12%	1.12%	1.14%	1.15%	.35	%(e)

Net investment income	5.94%	6.03%	6.53%	7.01%	1.77	%(e)

Supplemental Data:
Net assets, end of period (000)	$47,338	$34,991	$17,780	$5,399	$14

Portfolio turnover rate	35.73%	42.65%	41.93%	29.01%	40.08%

(a)	Commencement of operations was 9/7/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Total return for the period 9/7/2007 through 9/14/2007.
(g)	Total return for the period 9/14/2007 through 12/31/2007.

See Notes to Financial Statements.

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Bond-Debenture Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund was incorporated under Maryland law on January 23, 1976.

The Fund’s investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. The Fund has eight classes of shares: Class A, B, C, F, I, P, R2 and R3, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. The Fund no longer issues Class B shares for purchase. The Fund’s Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Fund’s prospectus.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)

Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange-traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Securities for which market quotations are not

Notes to Financial Statements (continued)

readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2008 through December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments, futures contracts and foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Notes to Financial Statements (continued)

(g)	When-Issued or Forward Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(h)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to hedge some of its investment risk, or as a substitute position for holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract. As of December 31, 2011, there were no open futures contracts.

(i)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(j)

Floating Rate Loans–The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. A Fund records an investment when the Borrower withdraws money and records interest as

Notes to Financial Statements (continued)

earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. As of December 31, 2011, the Fund had no unfunded loan commitments.

(k)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 - unadjusted quoted prices in active markets for identical investments;

•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements (continued)

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments carried at fair value:

Investment Type*	Level 1	Level 2	Level 3	Total
Common Stocks	$201,124,837	$25,505,809	$–	$226,630,646
Convertible Bonds	–	449,417,027	–	449,417,027
Convertible Preferred Stocks	134,687,071	57,142,042	–	191,829,113
Floating Rate Loans	–	231,796,631	–	231,796,631
Foreign Bonds	–	33,068,708	–	33,068,708
Foreign Government Obligation	–	10,470,675	–	10,470,675
High Yield Corporate Bonds	–	6,229,626,551	229,200	6,229,855,751
Municipal Bond	–	11,767,300	–	11,767,300
Non-Agency Commercial Mortgage-Backed Securities	–	64,937,526	–	64,937,526
Preferred Stocks	664,332	9,507,063	–	10,171,395
Warrants	1,083,735	2,611,123	786,250	4,481,108
Repurchase Agreement	–	176,036,556	–	176,036,556
Total	$337,559,975	$7,301,887,011	$1,015,450	$7,640,462,436

*	See Schedule of Investments for fair values in each industry.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	High Yield Corporate Bonds	Warrants
Balance as of January 1, 2011	$423	$–
Accrued discounts/premiums	–	–
Realized gain (loss)	(4,789,208)	–
Change in unrealized appreciation/depreciation	4,577,153	(9,317,423)
Purchases	525,895	10,103,673
Sales	(200,263)	–
Net transfers in or out of Level 3	115,200	–
Balance as of December 31, 2011	$229,200	$786,250

(l)	Disclosures about Derivative Instruments and Hedging Activities–The Fund has entered into U.S. Treasury futures contracts during the fiscal year ended December 31, 2011 (as described in note 2(h)) to hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default. As of December 31, 2011, there were no open futures contracts.

Realized losses of $1,532,780 and unrealized depreciation of $3,582,907 related to futures contracts are included in the Statement of Operations under the captions Net realized gain on investments, futures contracts and foreign currency related transactions and Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies, respectively. The average number of futures contracts throughout the period was 459.

Notes to Financial Statements (continued)

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $500 million	.50%
Next $9.5 billion	.45%
Over $10 billion	.40%

For the fiscal year ended December 31, 2011, the effective management fee was at an annualized rate of .45% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

The Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), has entered into a Servicing Arrangement with Lord Abbett Balanced Strategy Fund and Lord Abbett Diversified Income Strategy Fund of Lord Abbett Investment Trust (each, a “Fund of Funds”), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and fees pursuant to the 12b-1 distribution plan) of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on the Fund’s Statement of Operations and Payable to affiliates on the Fund’s Statement of Assets and Liabilities.

As of December 31, 2011, the percentages of the Fund’s outstanding shares owned by Lord Abbett Balanced Strategy Fund and Lord Abbett Diversified Income Strategy Fund were 1.68% and .25%, respectively.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon the Fund’s average daily net assets as follows:

Fees*	Class A		Class B	Class C	Class F	Class P	Class R2	Class R3
Service	.25%	(1)	.25%	.25%	–	.25%	.25%	.25%
Distribution	.10%		.75%	.75%	.10%	.20%	.35%	.25%

*

The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.

(1)	Annual service fee on shares sold prior to June 1, 1990 is .15% of the average daily net assets attributable to Class A shares.

Class I shares do not have a distribution plan.

Notes to Financial Statements (continued)

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended December 31, 2011:

Distributor Commissions	Dealers’ Concessions
$2,094,030	$10,677,392

Distributor received CDSCs of $20,073 and $160,248 for Class A and Class C shares, respectively, for the fiscal year ended December 31, 2011.

Two Directors and certain of the Fund’s officers have an interest in Lord Abbett.

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared daily and paid monthly. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2011 and 2010 was as follows:

	12/31/2011	12/31/2010
Distributions paid from:
Ordinary income	$475,601,312	$478,986,796
Total distributions paid	$475,601,312	$478,986,796

As of December 31, 2011, the components of accumulated losses on a tax-basis were as follows:

Capital loss carryforward*	$(145,799,985)
Temporary differences	(13,004,840)
Unrealized gains–net	48,823,969
Total accumulated losses–net	$(109,980,856)

*	As of December 31, 2011, the Fund had a capital loss carryforward of $145,799,985 set to expire in 2017.

In accordance with the Regulated Investment Company Modernization Act of 2010, the Fund will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Post-enactment losses will retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

Notes to Financial Statements (continued)

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer late-year ordinary losses of $1,021,154 and post-October capital losses of $9,287,974 during fiscal 2011.

As of December 31, 2011, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$7,591,623,717
Gross unrealized gain	408,148,994
Gross unrealized loss	(359,310,275)
Net unrealized security gain	$48,838,719

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of wash sales, premium amortization and certain securities.

Permanent items identified during the fiscal year ended December 31, 2011 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss
$5,925,531	$(5,925,531)

The permanent differences are attributable to the tax treatment of premium amortization, certain securities, paydown gains and losses and foreign currency transactions.

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2011 were as follows:

Purchases	Sales
$2,786,298,481	$3,057,003,252

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2011.

6.    DIRECTORS’ REMUNERATION

The Fund’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Fund for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.    EXPENSE REDUCTIONS

The Fund has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

Notes to Financial Statements (continued)

8.    LINE OF CREDIT

The Fund and certain other funds managed by Lord Abbett have available an unsecured revolving credit facility (“Facility”) from State Street Bank and Trust Company (“SSB”), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. The amount available under the Facility is $200,000,000. On February 3, 2011, the Facility was renewed for an annual period by the Fund and certain other funds managed by Lord Abbett. The amount available under the Facility remained the same. The annual fee to maintain the Facility was reduced from .15% to .125% of the amount available under the facility. Each participating fund pays its pro rata share based on the net assets of each participating fund. This amount is included in Other expenses on the Fund’s Statement of Operations. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement. During the fiscal year ended December 31, 2011, a participating fund managed by Lord Abbett utilized the Facility and fully repaid its borrowings. As of December 31, 2011, there were no loans outstanding pursuant to this Facility.

Effective February 3, 2012, the Fund and certain other funds managed by Lord Abbett have entered into a short term extension of the Facility through April 2, 2012.

9.    CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

10.    INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline; when rates fall, such prices tend to rise. Longer-term debt securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high yield securities (sometimes called “lower-rated bonds” or “junk bonds”), in which the Fund may substantially invest. Some issuers, particularly of high yield securities, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High yield bonds are subject to greater price fluctuations, as well as additional risks.

The mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and economic conditions, including delinquencies and/or defaults. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. Alternatively, rising interest rates may cause payments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. The payment rate will thus affect the price and volatility of a mortgage-related security. In addition, while securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular

Notes to Financial Statements (continued)

enterprise involved, they are not guaranteed by the U.S. Government. In addition, the Fund may invest in non-agency asset backed and mortgage related securities, which are issued by private institutions, not by government-sponsored enterprises.

The Fund may invest up to 20% of its net assets in equity securities, which may subject it to the general risks and considerations associated with investing in equity securities. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests.

The Fund may invest in convertible securities, which have both equity and fixed income risk characteristics. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities and the market for convertible securities may be less liquid than markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Due to the Fund’s exposure to foreign companies (and American Depositary Receipts (“ADRs”)), the Fund may experience increased market, liquidity, currency, political, information, and other risks.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer.

The Fund may invest up to 15% of its net assets in floating rate or adjustable rate senior loans including bridge loans, novations, assignments, and participations, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities.

These factors can affect the Fund’s performance.

11.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	97,086,667	$757,133,051	76,673,603	$576,997,631
Converted from Class B*	20,884,767	164,674,901	16,283,545	122,651,868
Reinvestment of distributions	29,625,896	231,514,709	33,237,112	250,228,410
Shares reacquired	(143,676,633)	(1,122,936,580)	(201,853,834)	(1,515,686,651)
Increase (decrease)	3,920,697	$30,386,081	(75,659,574)	$(565,808,742)

Notes to Financial Statements (continued)

	Year Ended December 31, 2011		Year Ended December 31, 2010
Class B Shares	Shares	Amount	Shares	Amount
Shares sold	1,000,755	$7,878,556	3,214,259	$24,040,503
Reinvestment of distributions	2,210,804	17,405,478	3,797,564	28,646,849
Shares reacquired	(11,556,155)	(91,321,896)	(20,480,633)	(154,900,511)
Converted to Class A*	(20,811,510)	(164,674,901)	(16,235,495)	(122,651,868)
Decrease	(29,156,106)	$(230,712,763)	(29,704,305)	$(224,865,027)

Class C Shares
Shares sold	34,334,037	$268,754,112	33,788,212	$254,625,521
Reinvestment of distributions	8,783,332	68,753,292	9,454,389	71,369,236
Shares reacquired	(47,505,908)	(372,750,593)	(61,213,937)	(461,822,088)
Decrease	(4,388,539)	$(35,243,189)	(17,971,336)	$(135,827,331)

Class F Shares
Shares sold	58,314,898	$454,487,913	61,282,387	$459,491,221
Reinvestment of distributions	4,052,088	31,585,935	2,884,822	21,782,805
Shares reacquired	(40,481,178)	(314,697,255)	(34,225,748)	(257,202,177)
Increase	21,885,808	$171,376,593	29,941,461	$224,071,849

Class I Shares
Shares sold	30,123,858	$232,846,660	11,353,565	$86,075,832
Reinvestment of distributions	2,593,664	20,255,778	2,662,515	19,972,137
Shares reacquired	(36,551,118)	(279,551,497)	(8,699,327)	(65,274,705)
Increase (decrease)	(3,833,596)	$(26,449,059)	5,316,753	$40,773,264

Class P Shares
Shares sold	2,637,317	$21,147,848	3,585,805	$27,457,010
Reinvestment of distributions	1,009,250	8,066,008	1,173,790	9,020,565
Shares reacquired	(7,568,696)	(59,073,983)	(6,834,064)	(52,126,819)
Decrease	(3,922,129)	$(29,860,127)	(2,074,469)	$(15,649,244)

Class R2 Shares
Shares sold	95,147	$751,686	147,551	$1,113,833
Reinvestment of distributions	3,199	24,989	2,492	18,872
Shares reacquired	(42,941)	(335,935)	(54,084)	(407,095)
Increase	55,405	$440,740	95,959	$725,610

Class R3 Shares
Shares sold	2,786,978	$21,688,294	2,813,435	$21,065,351
Reinvestment of distributions	303,444	2,362,940	228,177	1,720,962
Shares reacquired	(1,367,048)	(10,754,223)	(976,228)	(7,355,388)
Increase	1,723,374	$13,297,011	2,065,384	$15,430,925

*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Notes to Financial Statements (concluded)

12.    RECENT ACCOUNTING STANDARD

The Financial Accounting Standards Board issued amended guidance to improve disclosure of fair value measurements. Fair value measurements categorized as Level 3 will require quantitative information with respect to unobservable inputs and assumptions used, a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs, and enchanced disclosure of valuation policies and procedures. In addition, quantitative and qualitative disclosure will be required for all transfers in and out of Level 1 and Level 2. The amended guidance is effective for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Bond-Debenture Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lord Abbett Bond-Debenture Fund, Inc. (the “Fund”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lord Abbett Bond-Debenture Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 27, 2012

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Company’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

The following Directors are associated with Lord Abbett and are “interested persons” of the Company as defined in the Act (as Mr. Dow is the Senior Partner of Lord Abbett and Ms. Foster is the Managing Partner of Lord Abbett). Mr. Dow and Ms. Foster are officers and directors of each of the 13 Lord Abbett-sponsored funds, which consist of 57 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1989 and Chairman since 1996

Principal Occupation: Senior Partner of Lord Abbett (since 2007) and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Other Directorships: None.

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 57 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010) and Adelphia Communications Inc. (2003 - 2007).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 - 2008).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Resources Connection, Inc., a consulting firm (2004 - 2007).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2000

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as a director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1982

Principal Occupation: Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).

Other Directorships: Currently serves as director of Ace, Ltd. (since 1997). Previously served as a director of Hewitt Associates, Inc. (2004 - 2010).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of ViaCell, Inc. (2003 - 2007).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner of Lord Abbett (since 2007), and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.
Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.
Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.
Christopher J. Towle (1957)	Executive Vice President	Elected in 1995	Partner and Director, joined Lord Abbett in 1987.
James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.
Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.
John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.
Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.
A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.
F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.
Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and the General Counsel at Cohen & Steers Capital Management, Inc. (1999 - 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Fund’s Directors. It is available free upon request.

Approval of Advisory Contract

At a meeting held on December 14 and 15, 2011, the Board of Directors (the “Board”), including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC (“Lord Abbett”), considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, including information about the investment performance of the Fund compared to the performance of its benchmark, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, the results of the examination of the portfolio management team by members of the Contract Committee during the year, the deliberations of the Contract Committee on December 14 and 15, 2011, and the discussions between the Contract Committee and Lord Abbett’s management on December 15, 2011.

The materials received by the Board included, but were not limited to: (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives, including a group of funds within the same investment classification/objective (each group a “performance universe”) and to the investment performance of an appropriate benchmark; (2) information on the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and similar funds (the “peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance universe as of various periods ended August 31, 2011. The Board observed that the investment performance of the Class A shares of the Fund was in the fourth quintile of the performance universe for the eight-month period, the first quintile for the one-year period, and the third quintile for the three-year, five-year, and ten-year periods. The Board also observed that the investment performance was lower than that of the Lipper Multi-Sector Income Index for the eight-month, three-year, five-year, and ten-year periods and higher than that of the Index for the one-year period.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (the “Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of each class of shares of the Fund and the expense levels of the peer group. The Board considered the fiscal periods on which the peer group comparisons were based, and noted that the fiscal years of many funds in the peer group did not coincide with the Fund’s fiscal year. It also considered the amount and nature of the fees paid by shareholders. The Board observed that for the fiscal year ended December 31, 2010 the contractual management and administrative services fees, when calculated as a percentage of a hypothetical common asset level that approximated the Fund’s average net assets, were approximately five basis points below the median of the peer group and the actual management and administrative services fees were approximately six basis points below the median of the peer group. The Board also observed that for the fiscal year ended December 31, 2010 the total expense ratio of Class A was approximately one basis point below the median of the peer group, the total expense ratios of Class B and Class C were each approximately nine basis points below the median of the peer group, the total expense ratio of Class F was approximately four basis points above the median of the peer group, the total expense ratio of Class I was approximately eight basis points below the median of the peer group, the total expense ratio of Class P was approximately thirteen basis points below the median of the peer group, the total expense ratio of Class R2 was approximately two basis points above the median of the peer group, and the total expense ratio of Class R3 was approximately eight basis points below the median of the peer group. The Board also considered the projected expense ratio of each class and how those ratios would relate to those of the peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett’s overall profitability had increased in its 2011 fiscal year. The Board concluded that Lord Abbett’s profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives Rule 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the Rule 12b-1 fees from such Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that such business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

2.85% of the ordinary income distributions paid by the Fund during the year is qualified dividend income. For corporate shareholders, 2.44% of the ordinary income distributions is qualified for the dividends received deduction

For foreign shareholders, 95.87% of the ordinary income distributions paid by the Fund during the year ended December 31, 2011 represents interest-related dividends.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Bond-Debenture Fund, Inc.

LABD-2-1211

(2/12)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended December 31, 2011 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 888-522-2388.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow, Robert B. Calhoun Jr., and James L.L. Tullis. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2011 and 2010 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2011	2010
Audit Fees {a}	$69,000	$67,000
Audit-Related Fees	- 0 -	- 0 -

Total audit and audit-related fees	69,000	67,000

Tax Fees {b}	11,500	11,244
All Other Fees	- 0 -	- 0 -

Total Fees	$80,500	$78,244

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended December 31, 2011 and 2010 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•

any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2011 and 2010 were:

	Fiscal year ended:
	2011	2010
All Other Fees {a}	$172,220	$171,360

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SAS 70 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2011 and 2010 were:

	Fiscal year ended:
	2011	2010
All Other Fees	$ - 0 -	$ - 0-

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	Amendments to Code of Ethics – Not applicable.

(a)(2)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(a)(3)	Not applicable.

(b)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT BOND-DEBENTURE FUND, INC.

	By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: February 23, 2012

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: February 23, 2012

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 23, 2012